                                                                     EXHIBIT 4.1

          NUMBER                 [Logo]                   SHARES


INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
OF THE STATE OF DELAWARE                     CUSIP 80533W 10 7


This Certifies That


is the record holder of

          FULLY PAID AND NONASSESSABLE SHARES, $0.01 PAR VALUE, OF THE COMMON STOCK OF

                         SAVOIR TECHNOLOGY GROUP, INC.

Transferable only on the books of the Corporation by the holder hereof in person, or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:


          /s/ JAMES W. DORST          [SEAL]            /s/ P. SCOTT MUNRO
     CHIEF FINANCIAL OFFICER AND                  PRESIDENT AND CHIEF EXECUTIVE
               TREASURER                                     OFFICER


COUNTERSIGNED AND REGISTERED:

CHASEMELLON SHAREHOLDER SERVICES, LLC
     TRANSFER AGENT AND REGISTRAR


By
          AUTHORIZED SIGNATURE

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM__ as tenants in common               UNIF GIFT MIN ACT--           Custodian
                                                                 ------------------------------
TEN ENT__ as tenants by the entireties                           (Cust)                 (Minor)
IT TEN __ as joint tenants with right                            under Uniform Gifts to Minors
          of survivorship and not as                             Act___________________________
          tenants in common                                                 (State)
                                             UNIF TRF MIN ACT --      Custodian (until age)
                                                                 ------------------------------
                                                                   (Cust)
                                                                      under Uniform Transfers
                                                                 ------------------------------
                                                                    (Minor)
                                                                 to Minors Act_________________
                                                                            (State)

   Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, ___________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________

_______________________________________

--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_________________________
                                X_____________________________________________

                                X_____________________________________________
                                 THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                 CORRESPOND WITH THE NAME(S) AS WRITTEN
                       NOTICE: UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR
                                 ENLARGMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:


By_____________________________


THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTE (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.